                         AGREEMENT RE JOINT FILING OF
                                 SCHEDULE 13D
                                 ------------


The undersigned hereby agrees as follows:

          (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

          (ii)  Each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated:  June 12, 1998

                         AVALON CABLE OF MICHIGAN HOLDINGS INC.


                         By:      /s/ Peggy Koenig
                               -------------------------------------
                         Print Name: Peggy Koenig
                         Its:  President


                         AVALON CABLE HOLDINGS, L.L.C.

                              By: ABRY BROADCAST PARTNERS III, L.P.,
                                  a Member

                              By: ABRY EQUITY INVESTORS, L.P.,
                                  its General Partner

                              By: ABRY HOLDINGS III, INC., its General Partner


                              By: /s/ Peni Garber
                                  ---------------------------------
                              Print Name: Peni Garber
                              Its: Secretary

                         ABRY BROADCAST PARTNERS III, L.P.

                              By:  ABRY EQUITY INVESTORS, L.P.,
                                       its General Partner

                              By:  ABRY HOLDINGS III, INC., its General Partner


                              By:   /s/ Peni Garber
                                   ---------------------------------
                              Print Name: Peni Garber
                              Its:  Secretary


                         ABRY EQUITY INVESTORS, L.P.

                              By:  ABRY HOLDINGS III, INC., its General Partner


                              By:   /s/ Peni Garber
                                   --------------------------------
                              Print Name: Peni Garber
                              Its: Secretary


                         ABRY HOLDINGS III, INC.,


                         By:        /s/ Peni Garber
                              --------------------------------------
                         Print Name:  Peni Garber
                         Its: Secretary


                                    /s/ Royce Yudkoff
                              ----------------------------
                                       ROYCE YUDKOFF